Exhibit 99.2

EXECUTION COPY

HERITAGE PROPERTY INVESTMENT TRUST, INC.

(a Maryland corporation)

5,435,556 Shares of Common Stock
($0.001 Par Value)

UNDERWRITING AGREEMENT

Dated:  December 15, 2003

SCHEDULES

Schedule A – Allocation Among the Company And the Selling Stockholders
Schedule B – Subsidiaries of the Company
Schedule C – Significant NASD Affiliates of the Selling Stockholders
EXHIBITS
Exhibit A – Form of Opinion of Company’s Counsel
Exhibit B – Form of Opinion of Selling Stockholders’ Counsel
Exhibit C – Form of Lock-Up Letter Agreement
Exhibit D – Form of Officer’s Certificate

i

UNDERWRITING AGREEMENT

December 15, 2003

DEUTSCHE BANK SECURITIES INC.

60 Wall Street, 10th Floor

New York, New York 10005

Ladies and Gentlemen:

Heritage Property Investment Trust, Inc., a Maryland corporation (the “Company”), and the persons named in Schedule A annexed hereto (the “Selling Stockholders”) propose, severally and not jointly, to issue and sell to Deutsche Bank Securities Inc., as the underwriter (“Deutsche Bank” or the “Underwriter”), an aggregate of 5,435,556 shares (the “Firm Shares”) of Common Stock, $0.001 par value (the “Common Stock”), of the Company, of which 3,500,000 shares are to be issued and sold by the Company and an aggregate of 1,935,556 shares are to be sold by the Selling Stockholders in the respective amounts set forth under the caption “Firm Shares” in Schedule A annexed hereto.  In addition, solely for the purpose of covering over-allotments, the Company and the Selling Stockholders propose to grant to the Underwriter the option to purchase from the Company up to an additional 815,333 shares of Common Stock (the “Additional Shares”) in the respective amounts set forth under the caption “Additional Shares” in Schedule A hereto.  The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.”  The Shares are described in the Prospectus and the Prospectus Supplement, which is referred to below.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-109539) including a prospectus, relating to the Shares to be issued and sold by the Company and a registration statement on Form S-3 (File No. 333-109538), including a prospectus relating to the Shares to be sold by the Selling Stockholders, each of which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”).  The Company has prepared a prospectus supplement (the “Prospectus Supplement”) to the prospectuses included as part of each such registration statement setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business and the Selling Stockholders.  The Company has furnished to the Underwriter, for use by the Underwriter and by dealers, copies of one or more preliminary prospectuses, containing the prospectuses included as part of each registration statement, as supplemented by a preliminary Prospectus Supplement, and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a “Preliminary Prospectus”) relating to the Shares.  Except where the context otherwise requires, the registration statements, as amended when they became effective, are herein collectively called the “Registration Statement,” and the prospectuses, including all documents incorporated therein by reference, included in the Registration Statement, as supplemented by the Prospectus Supplement, in the form collectively filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) are herein called the “Prospectus.”  As used herein, “business day” shall mean a day on which the New York Stock Exchange is open for trading.  For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, the Prospectus Supplement or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

The Company, the Selling Stockholders and the Underwriter agree as follows:

SECTION 1.           Representations and Warranties.

(a)           Representations and Warranties by the Company.  The Company represents and warrants to the Underwriter as of the date hereof, as of the time of purchase referred to in Section 3 hereof, and as of each additional time of purchase (if any) referred to in Section 3 hereof, and agrees with the Underwriter, as follows:

(i)            The Company meets the requirements for use of Form S-3 under the Act.  The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.  The Prospectus Supplement has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Act on or before the second business day following the date of this Agreement or on such other day as the parties may mutually agree.

At the respective times the Registration Statement and any post-effective amendments thereto became effective and at the time of purchase (and, if any Additional Shares are purchased, at the additional time of purchase), the Registration Statement and any amendments and supplements thereto complied, and will comply, in all material respects with the requirements of the Act and did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any amendments or supplements thereto were issued and at the time of purchase (and, if any Additional Shares are purchased, at the additional time of purchase), included, or will include, an untrue statement of a material fact or omitted, or will omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter or the Selling Stockholders expressly for use in the Registration Statement or the Prospectus.

Each Preliminary Prospectus filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and each preliminary prospectus and the Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the Act.

(ii)           The accountants who certified the financial statements and supporting schedules of the Company are independent public accountants as required by the Act.

(iii)          The financial statements of the Company included in, or incorporated by reference in, the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly, in all respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements of the Company have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved.

The supporting schedules included in, or incorporated by reference in, the Registration Statement present fairly in accordance with GAAP the information required to be stated therein.  The selected financial data and the summary financial information included in, or incorporated by reference in, the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.  The pro forma financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement or the Prospectus under the Act.

(iv)          Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated or incorporated by reference therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (C) except for regular quarterly dividends not exceeding $.5350 per share, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (D) neither the Company, Bradley Operating Limited Partnership nor Heritage Property Investment Limited Partnership has incurred any material obligation or liability, direct, contingent or otherwise and (E) there has been no change in the outstanding indebtedness of the Company or Capital Stock (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, equity incentive plans or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus).  The Company has no material contingent obligation which is not disclosed or incorporated by reference in the Registration Statement or Prospectus.

(v)           The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(vi)          Each of Heritage Property Investment Limited Partnership and Bradley Operating Limited Partnership (the “Operating Partnerships”) has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware; each of the Operating Partnerships has partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each of the Operating Partnerships is duly qualified as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(vii)         Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X of the Act), including without limitation, those set forth on Schedule B (each a “Subsidiary” and, collectively, the “Subsidiaries”), has been duly organized and is validly existing as a partnership, corporation or limited liability company (“LLC”) in good standing under the laws of the jurisdiction of its organization, has partnership, corporate or LLC power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign partnership, corporation or LLC to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in, or incorporated by reference in, the Registration Statement, all of the issued and outstanding shares of beneficial interest or capital stock, partnership or LLC interests, as the case may be, of each such Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, with respect to the shares of beneficial interest or capital stock, partnership and LLC interests owned by the Company or another Subsidiary, are owned by the Company or another Subsidiary, respectively, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

(viii)        The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, equity incentive plans or employee benefit plans referred to in, or incorporated by reference in, the Prospectus or pursuant to the exercise of convertible securities or options referred to in, or incorporated by reference in, the Prospectus).  The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.  The issued and outstanding units of each of the Operating Partnerships have been duly authorized and validly issued and are fully paid; and none of the outstanding units of the Operating Partnerships was issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnerships.

(ix)           This Agreement has been duly authorized, executed and delivered by the Company.

(x)            The Shares to be purchased by the Underwriter from the Company have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement, and, when issued and delivered by the Company pursuant to this Agreement, against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability by reason of being such a holder; except as described in the Prospectus, the issuance of the Shares is not subject to the preemptive or other similar rights of any securityholder of the Company; and the Company has received waivers of, or has complied with the procedures relating to, the exercise of any preemptive or similar rights held by its securityholders.

(xi)           Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws, partnership or LLC agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”), except for any such defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement, and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations under this Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments, except for such breaches, defaults, Repayment Events, liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws, partnership agreement or LLC agreement of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations.  As used herein, a “Repayment Event” means any event or condition which, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to increase the interest rates under or to require the repurchase, redemption or repayment of, all or a portion of such indebtedness by the Company or any Subsidiary.

(xii)          Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s tenants at any of the neighborhood or community shopping centers owned and operated by the Company and its Subsidiaries, principal suppliers or contractors, which, in any case, may reasonably be expected to result in a Material Adverse Effect.

(xiii)         There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed or incorporated by reference therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in, or incorporated by reference in, the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(xiv)        There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed, or incorporated by reference in, as required.

(xv)         Neither the Company nor any of its Subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights to conduct the business operated by it other than those whereby the failure to possess or own would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries is aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts or circumstances which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(xvi)        No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Shares under this Agreement or the consummation of the transactions contemplated by this Agreement, except such as (a) have been already obtained or as may be required under the Act and foreign or state securities or blue sky laws or under the rules and regulations of the NASD or the New York Stock Exchange and (b) have been obtained under the laws and regulations of jurisdictions outside the United States in which the Shares are offered.

(xvii)       The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate the real property owned or leased by them and to otherwise conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(xviii)      The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in, or incorporated by reference in, the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases relating to the business of the Company and its subsidiaries and under which the Company or any of its subsidiaries holds properties described in, or incorporated by reference in, the Prospectus, are in full force and effect; and neither the Company nor any subsidiary is in default under any of such leases and subleases (and the Company and any subsidiary do not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases) other than such defaults that would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, other than such claims that would not reasonably be expected to have a Material Adverse Effect.

(xix)         The Company is not, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an “investment  company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(xx)          Except as described in, or incorporated by reference in, the Registration Statement, (A) neither the Company nor any of its subsidiaries is or has been in violation of, and neither the Company nor any of its subsidiaries has any liability under, federal, state, local or foreign statute, law, rule, regulation, judicial or administrative order, consent decree or judgment, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), except as would not reasonably be expected to have a Material Adverse Effect; (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, except as would not reasonably be expected to have a Material Adverse Effect (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, government information requests, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect; (D) there has been no release of Hazardous Materials at, on, under or from any real property owned or operated by the Company or any of its subsidiaries during the period of such ownership or operation, except as could not result in liability to the Company or any such Subsidiary; (E) neither the Company nor any subsidiary has arranged, by contract, agreement, or otherwise, for the treatment or disposal of Hazardous Materials at any facility, such that the Company or any subsidiary is or could be liable for the cleanup of such facility; and (F) there are no events or circumstances that might form the basis of an order for clean-up, removal or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws, except as would not reasonably be expected to have a Material Adverse Effect.

(xxi)         Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and the Company has no reason to believe that it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage for similar insurers as may be necessary to continue its businesses at a cost that would not reasonably be expected to have a Material Adverse Effect, except as described in, or incorporated by reference in, or contemplated by the Registration Statement and the Prospectus.

(xxii)        Each of the Company and its subsidiaries has obtained title insurance on all of the properties owned by each of them covering risks and in amounts that are commercially reasonable for the assets owned by them and that are consistent with the types and amounts of insurance typically maintained by current owners of similar properties, and in each case such title insurance is in full force and effect.

(xxiii)       The mortgages and deeds of trust encumbering the properties and assets described or incorporated by reference in general in the Prospectus are not convertible and are not cross-defaulted or cross-collateralized to any property not owned by the Company or any of its subsidiaries, except as disclosed in the Prospectus; and none of the Company or any of its subsidiaries hold participating interests in such mortgages and deeds of trust.

(xxiv)       Except as set forth in, or incorporated by reference in, the Registration Statement and the Prospectus, (A) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (B) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (C) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (A), (B) and (C), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; except as set forth in, or incorporated by reference in, the Registration Statement and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of  the Shares as contemplated thereby or otherwise.

(xxv)        The Company was organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years beginning with the year ended December 31, 1999, and its current organization and method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT.

(xxvi)       Each of the Subsidiaries that is a partnership or a limited liability company (“Subsidiary Partnerships”) has been properly classified either as a partnership or as an entity disregarded as separate from the Company for federal income tax purposes throughout the period from its formation through the date hereof, or, in the case of any Subsidiary Partnerships that have terminated, through the date of termination of such Subsidiary Partnerships.

(xxvii)      Each of the Company and its Subsidiaries and the Operating Partnerships has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

(xxviii)     The Shares have been approved for listing on the New York Stock Exchange, subject in the case of the Shares to be offered and sold by the Company, only to official notice of issuance

(xxix)       The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code including the regulations and published interpretations thereunder; and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except for such noncompliance, reportable events, liabilities, or failures to qualify that would not result in a Material Adverse Effect.

(xxx)        The assets of the Company do not constitute “plan assets” of an ERISA regulated employee benefit plan.

(xxxi)           The affairs of the Company have at all times been conducted in compliance with the requirements for a “real estate operating company” (REOC) as such term is defined in the plan assets regulation in 29 C.F.R. Section 2510.3-101(e).

(xxxii)          Neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in, or incorporated by reference in, the Registration Statement and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as would not reasonably be expected to have a Material Adverse Effect.

(xxxiii)         Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of the Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or incorporated by reference in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of the Subsidiaries or, to the Company’s knowledge after due inquiry, any other party to any such contract or agreement.

(xxxiv)         The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorization; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxv)      As required by Rule 13a-15 under the Exchange Act, the Company’s principal executive officer, principal financial officer, and other members of senior management have evaluated the design and operations of the disclosure controls and procedures of the Company.  Based on this evaluation, the Company’s Chief Executive Officer and Chief Financial Officer have concluded that the disclosure controls and procedures effectively ensure that information required to be disclosed in the Company’s filings and submissions with the Commission under the Exchange Act, is accumulated and communicated to our management (including the principal executive officer and principal financial officer) and is recorded, processed, summarized and reported within the time periods specified by the Commission. In addition, there have not been any changes in the Company’s internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxxvi)     The Company has not, directly or indirectly, including through any subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company.

(xxxvii)    Any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(xxxviii)   Neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge after due inquiry, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

(xxxix)      Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(xl)           Except as set forth in Schedule C, to the Company’s knowledge after due inquiry, there are no affiliations or associations between any member of the NASD and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement and the Prospectus.

(xli)          To the Company’s knowledge after due inquiry, the Company and its directors and officers, in their capacity as such, are in compliance with all presently applicable provisions of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(b)           Representations and Warranties by the Selling Stockholders.  Each of the Selling Stockholders represents and warrants to the Underwriter as of the date hereof, as of the time of purchase referred to in Section 3 hereof and as of each additional time of purchase (if any) referred to in Section 3 hereof, and agrees with the Underwriter, as follows:

(i)            To the extent that any statements or omissions made in any preliminary prospectus are made in reliance upon and in conformity with information furnished by or on behalf of such Selling Stockholder for use therein, the inclusion of such statements therein or the omissions therefrom in such reliance did not cause such preliminary prospectus to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  To the extent that any statements or omissions made in the Registration Statement, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with information furnished by or on behalf of such Selling Stockholder expressly for use therein, the inclusion of such statements therein or the omissions therefrom in such reliance did not cause, in the case of the Registration Statement, and will not cause, in the case of the Prospectus and any amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(ii)           Such Selling Stockholder has been duly organized and is validly existing in good standing under the laws of the state of its formation and has all necessary power and authority to enter into and perform its obligations under this Agreement and the Custody Agreement (as hereinafter defined);

(iii)          Such Selling Stockholder has the full right, power and authority to enter into this Agreement and a Custody Agreement, and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder.  The execution and delivery of this Agreement and the Custody Agreement and the sale, transfer and delivery of the Shares to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and therein and compliance by such Selling Stockholder with its obligations hereunder and thereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties.

(iv)          Such Selling Stockholder has, and will at the time of purchase and on the additional time of purchase (if any) have, good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Shares and payment of the purchase price therefor as herein contemplated, assuming the Underwriter has no notice of any adverse claim, the Underwriter will receive good and marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

(v)           Such Selling Stockholder has duly executed and delivered, in the form heretofore furnished to the Underwriter, a custody agreement (the “Custody Agreement”) with Heritage Property Investment Trust, Inc., as custodian (the “Custodian”).  The Custodian is authorized to deliver the Shares to be sold by such Selling Stockholders hereunder and to accept payment therefor.

(vi)          Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(vii)         No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Stockholder of its obligations hereunder or in the Custody Agreement, or in connection with the sale and delivery of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the Act or the Custody Agreement or state securities laws.

(viii)        Certificates for all of the Shares to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed, or will be placed prior to the time of purchase, in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriter pursuant to this Agreement.

(ix)           Except as set forth on Schedule B hereto, neither such Selling Stockholder nor any affiliates of such Selling Stockholder directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the NASD), any member firm of the NASD.

(c)           Any certificate signed by any officer of the Company or any of the Subsidiaries delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of each such Selling Stockholder as such and delivered to the Underwriter or to counsel for the Underwriter pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Stockholder to the Underwriter as to the matters covered thereby.

SECTION 2.           Sale and Purchase.  Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company and each of the Selling Stockholders, severally and not jointly, agree to issue and sell to the Underwriter and the Underwriter agrees to purchase from the Company and each Selling Stockholder an aggregate of 5,435,556 Firm Shares at a purchase price of $28.27 per Firm Share.

In addition, the Company and the Selling Stockholders listed on Schedule A hereto hereby grant to the Underwriter the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriter shall have the right to purchase from the Company and the Selling Stockholders listed on Schedule A hereto, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriter to the Company and the Selling Stockholders listed on Schedule A hereto for the Firm Shares.  This option may be exercised by the Underwriter at any time and from time to time on or before the thirtieth day following the date hereof, by written notice to the Company and the Selling Stockholders listed on Schedule A hereto.  Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “additional time of purchase”); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised.

Pursuant to powers of attorney, which shall be satisfactory to counsel for the Underwriter, granted by each Selling Stockholder, Robert M. Falzon, Kathleen A. Braheney, Marc Halle and Rick Romano will act as representatives of the Selling Stockholders.  The foregoing representatives (the “Representatives of the Selling Stockholders”) are authorized, on behalf of each Selling Stockholder, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by each Selling Stockholder, to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by each Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to each Selling Stockholder in proportion to the number of Shares sold by each Selling Stockholder, to receive notices on behalf of each Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

SECTION 3.           Payment and Delivery.  Payment of the purchase price for the Firm Shares shall be made to the Company and each of the Selling Stockholders by federal funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the account of the Underwriter.  Such payment and delivery shall be made at 10:00 A.M., New York City time, on Friday, December 19, 2003 (unless another time shall be agreed to by you and the Company and the Representatives of the Selling Stockholders).  The time at which such payment and delivery are to be made for the Shares is hereinafter called the “time of purchase.”  Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares.  The time at which such payment and delivery are to be made for the Additional Shares is hereinafter sometimes called “the additional time of purchase.”  Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

SECTION 4.           Covenants.

(a)           Covenants of the Company.  The Company covenants with the Underwriter as follows:

(i)            The Company, subject to Section 4(a)(ii), will notify the Underwriter immediately, and confirm the notice in writing, (A) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus or any preliminary prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes.  The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment and promptly notify the Underwriter of the same.

(ii)           The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement, or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall object in writing.

(iii)          The Company has furnished or will deliver to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for the Underwriter.  In the event that the Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.  The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the Act.

(iv)          The Company has delivered to the Underwriter, without charge, as many copies of each preliminary prospectus as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Act.  The Company will furnish to the Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the Act.

(v)           The Company will comply with the Act so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus.  If at any time when a prospectus is required by the Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement or amend or supplement any prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any prospectus in order to comply with the requirements of the Act, the Company will promptly prepare and file with the Commission, subject to Section 4(a)(ii), such amendment or supplement, whether by filing documents pursuant to the Act or the Exchange Act, as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.

(vi)          The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  In each jurisdiction in which the Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(vii)         The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act.

(viii)        The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under “Use of Proceeds.”

(ix)           During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Underwriter, (a) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the Act with respect to any of the foregoing or (b) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in, or incorporated by reference in, the Prospectus, (B) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing equity incentive plans or employee benefit plans of the Company referred to in, or incorporated by reference in, the Prospectus, (C) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (D) any shares of Common Stock issued by the Company or common units of limited partnership interests issued by either of the Operating Partnerships, in each case, in connection with the acquisition by the Company of securities or assets of a party that is not an affiliate of the Company.

(x)            The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.  The Company will promptly  provide the Underwriter with a copy of reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period.

(b)           Covenant of the Selling Stockholders.  Each of the Selling Stockholders covenants with the Underwriter as follows:

(i)            During a period of 60 days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of the Underwriter, (a) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file or cause the Company to file any registration statement under the Act with respect to any of the foregoing or (b) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

Notwithstanding the foregoing, such Selling Stockholder may transfer any or all of the shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock owned by such Selling Stockholder:  (x) to its affiliates (as such term is defined in Rule 405 promulgated under the Act); and (y) in a distribution by such Selling Stockholder to its partners, members or stockholders; provided, however, that in any transfer pursuant to (x) or (y), it shall be a condition to such transfer that the transferee execute an agreement stating that the transferee is receiving and holding the shares of Common Stock subject to, and the transferee agrees to be bound by, the provisions of this Agreement, and there shall be no further transfer of such shares of Common Stock except in accordance with this Agreement.  Furthermore, the restrictions of this Section 4(b) shall not apply to any shares of Common Stock acquired by the Selling Stockholders in open-market transactions after the closing time.

SECTION 5.           Payment of Expenses.

(a)           The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (I) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement and the Custody Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares, (iii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriter, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Shares under state or foreign laws in accordance with the provisions of Section 4(a) hereof and the determination of their eligibility for investment under state or foreign laws as aforesaid, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of a blue sky survey and any supplement thereto, (vi) the printing and delivery to the Underwriter of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriter of copies of a blue sky survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Shares, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriter in connection with, the review by the NASD of the terms of the sale of the Shares and (x) the fees and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange; provided, however, that the Obligation of the Company to pay the fees and disbursements of counsel to the Underwriter pursuant to clauses (v) and (ix) shall not exceed $25,000 in the aggregate.

(b)           Each of the Selling Stockholders will pay all of the expenses incident to the performance of such Selling Stockholder’s obligations under, and the consummation of the transactions contemplated by, this Agreement, including (I) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares to the Underwriter and (ii) the fees and disbursements of such Selling Stockholder’s counsel, accountants and any other advisors; provided, however, that pursuant to the Second Amended and Restated Stockholders Agreement, dated as of April 29, 2002 by and between the Company and the Selling Stockholders, the Company shall pay the fees of Selling Stockholder’s counsel.

(c)           If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 6 or Section 9(a)(I) hereof, the Company shall reimburse the Underwriter for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

(d)           The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

SECTION 6.           Conditions of Underwriter’s Obligations.  The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties by the Company and the Selling Stockholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Stockholder delivered pursuant to the provisions hereof, to the performance by each of the Company and the Selling Stockholders of its covenants and other obligations hereunder, and to the following further conditions:

(a)           At time of purchase, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter.

(b)           At the time of purchase, the Underwriter shall have received the favorable opinion of Bingham McCutchen LLP, counsel for the Company, together with the favorable opinion of Venable LLP, special Maryland counsel for the Company, each dated as of the time of purchase and in form and substance satisfactory to counsel for the Underwriter, as to the effect set forth in Exhibit A hereto.

(c)           At the time of purchase, the Underwriter shall have received the favorable opinion, each dated as of the time of purchase, of Catherine Verhoff, in-house counsel for The Prudential Insurance Company of America and PIM Foreign Investments, Inc., each in form and substance reasonably satisfactory to counsel for the Underwriter, as to the effect set forth in Exhibit B hereto.

(d)           The Company shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Clifford Chance US LLP, counsel for the Underwriter, dated the time of purchase or the additional time of purchase, as the case may be, as to the matters referred to in clauses (iv)(as to authorization only), (x), (xi), (xii) and (xv) and the penultimate paragraph of Exhibit A hereto.  In giving such opinion such counsel may rely, as to all matters covered by the law of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Underwriter.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

(e)           The Company will, at the time of purchase, and, if applicable, at the additional time of purchase, deliver to the Underwriter a certificate of its Chief Executive Officer and its Chief Financial Officer in the form attached as Exhibit B hereto.

(f)            At the time of purchase, the Underwriter shall have received a certificate of one of the Representatives of the Selling Stockholders on behalf of each of the Selling Stockholders, dated as of the time of purchase, to the effect that (I) the representations and warranties of such Selling Stockholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of the time of purchase and (ii) such Selling Stockholder has complied with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under this Agreement at or prior to the time of purchase.

(g)           At the time of the execution of this Agreement, the Underwriter shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial and other information contained in the Registration Statement and the Prospectus.

(h)           At the time of purchase, the Underwriter shall have received from KPMG LLP a letter, dated as of the time of purchase, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the time of purchase.

(i)            At the time of purchase, the Shares shall have been approved for listing on the New York Stock Exchange, subject, in the case of the Shares to be offered and sold by the Company, only to official notice of issuance.

(j)            The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(k)           No Prospectus or amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which the Underwriter objects in writing.

(l)            At the date of this Agreement, the Underwriter shall have received an agreement substantially in the form of Exhibit C hereto signed by each of the Selling Stockholders and each of the Company’s directors and executive officers and each beneficial owner of more than 5% of the Company’s Common Stock.

(m)          In the event that the Underwriter exercises its option provided in Section 2 hereof to purchase all or any portion of the Additional Shares, the representations and warranties of the Company and of each of the Selling Stockholders contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company or on behalf of either Selling Stockholder hereunder shall be true and correct as of each additional time of purchase and, at the relevant additional time of purchase, the Underwriter shall have received:

(i)            A certificate, dated such additional time of purchase, of the President or a Vice President of the Company and of the Chief Executive Officer and Chief Financial Officer of the Company and of one of the Representatives of the Selling Stockholders on behalf of each of the Selling Stockholders, confirming that the certificates delivered by the Company and the Selling Stockholders, respectively, at the time of purchase pursuant to Section 6(e) hereof remains true and correct as of such additional time of purchase.

(ii)           The favorable opinion of Bingham McCutchen LLP, counsel for the Company, together with the favorable opinion of Venable LLP, special Maryland counsel for the Company, each in form and substance satisfactory to counsel for the Underwriter, dated such additional time of purchase, relating to the Additional Shares to be purchased on such additional time of purchase and otherwise to the same effect as the opinion required by Section 6(b) hereof.

(iii)          The favorable opinion of Catherine Verhoff, in-house counsel for The Prudential Insurance Company of America, dated such additional time of purchase, relating to the Additional Shares to be purchased on such additional time of purchase and otherwise to the same effect as the opinion required by Section 6© hereof.

(iv)          The favorable opinion of Clifford Chance US LLP, counsel for the Underwriter, dated such additional time of purchase, relating to the Additional Shares to be purchased on such additional time of purchase and otherwise to the same effect as the opinion required by Section 6(d) hereof.

(v)           A letter from KPMG LLP, in form and substance satisfactory to the Underwriter and dated such additional time of purchase, substantially in the same form and substance as the letter furnished to the Underwriter pursuant to Section 6(g) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such additional time of purchase.

(n)           Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known.

(o)           At the time of purchase and at each additional time of purchase, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

SECTION 7.           Indemnification and Contribution.

(a)           The Company and the Selling Stockholders, severally and not jointly, agree to indemnify, defend and hold harmless the Underwriter, its partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (I) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement made by the

Company in Section 1 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any written information furnished by or on behalf of the Company in connection with the marketing of the Shares; provided, however, that the Company will not be liable to the Underwriter with respect to any Prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that the Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Shares to a person to whom the Underwriter failed to send or give, at or prior to the time of purchase or the additional time of purchase, as the case may be, a copy of the Prospectus, as then amended or supplemented if:  (I) the Company has previously furnished copies thereof (sufficiently in advance of the time of purchase or the additional time of purchase, as the case may be, to allow for distribution by the time of purchase or the additional time of purchase, as the case may be) to the Underwriter and the loss, liability, claim, damage or expense of the Underwriter resulted from an untrue statement or omission of material fact contained in or omitted from the Preliminary Prospectus which was corrected in the Prospectus as, if applicable, amended or supplemented prior to the time of purchase or the additional time of purchase, as the case may be, and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such Prospectus by the time of purchase or the additional time of purchase, as the case may be, to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person; provided, further, that each Selling Stockholder shall only have liability, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims arising out of or based upon information furnished by or on behalf of such Selling Stockholder expressly for use in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and, in any event, no Selling Stockholder shall have liability, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims for an amount in excess of the proceeds to be received by such Selling Stockholder from the sale of Shares (less the underwriting discount applicable to such Shares) hereunder.

If any action, suit or proceeding (each, a “Proceeding”) is brought against the Underwriter or any such person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to the foregoing paragraph, the Underwriter or such person shall promptly notify the Company and the Representatives of the Selling Stockholders in writing of the institution of such Proceeding and the Company or such Selling Stockholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company or the Representative of the Selling Stockholders shall not relieve the Company or such Selling Stockholder from any liability which the Company or such Selling Stockholder may have to the Underwriter or any such person or otherwise.  The Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder in connection with the defense of such Proceeding or the Company or such Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or such Selling Stockholder (in which case the Company or such Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or such Selling Stockholder and paid as incurred (it being understood, however, that the Company or such Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  The Company or such Selling Stockholder shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company or such Selling Stockholder, the Company or such Selling Stockholder agrees to indemnify and hold harmless the Underwriter and any such person from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (I) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b)           The Underwriter agrees to indemnify, defend and hold harmless the Company, its directors and officers who signed the Registration Statement, each Selling Stockholder and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Company, any Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

If any Proceeding is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against the Underwriter pursuant to the foregoing paragraph, the Company, any Selling Stockholder or such person shall promptly notify the Underwriter in writing of the institution of such Proceeding and the Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Underwriter shall not relieve the Underwriter from any liability which the Underwriter may have to the Company, any Selling Stockholder or any such person or otherwise.  The Company, any Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, any Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Underwriter in connection with the defense of such Proceeding or the Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Underwriter (in which case the Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), in any of which events such fees and expenses shall be borne by the Underwriter and paid as incurred (it being understood, however, that the Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  The Underwriter shall not be liable for any settlement of any such Proceeding effected without the written consent of the Underwriter but if settled with the written consent of the Underwriter, the Underwriter agrees to indemnify and hold harmless the Company, any Selling Stockholder and any such person from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (I) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(c)           If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsections (a) and (b) of this Section 7 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (I) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (I) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (I) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriter, bear to the aggregate public offering price of the Shares.  The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and/or the Selling Stockholders or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d)           The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection © above.  Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which the Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)           The indemnity and contribution agreements contained in this Section 7 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, any Selling Stockholder or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares.  The Company, each of the Selling Stockholders and the Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Selling Stockholders, against any of the Company’s or Selling Stockholder’s officers or directors, as the case may be, in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

SECTION 8.           Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries or on behalf of any Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company or any Selling Stockholder and shall survive delivery of the Shares to the Underwriter.

SECTION 9.           Termination of Agreement.

(a)           The obligations of the Underwriter shall be subject to termination in the absolute discretion of the Underwriter, if (I) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operation of the Company and the Subsidiaries taken as a whole, which would, in the Underwriter’s judgment make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, (ii) there shall have occurred:  (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market; (B) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E) in the Underwriter’s judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (iii) there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (x) any intended or potential downgrading or (y) any watch, review or possible change that does not indicate an affirmation or improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If the Underwriter elects to terminate this Agreement as provided in this Section 9, the Company and the Representatives of the Selling Stockholders shall be notified promptly in writing.

If the sale to the Underwriter of the Shares, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement or the Custody Agreement, to the extent applicable, the Company or the Selling Stockholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(a), 5(c) and 6 hereof), and the Underwriter shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except to the extent provided in Section 6 hereof) or to one another hereunder.

(b)           If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof, and provided further that Sections 1, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10.         Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriter, shall be sufficient in all respects if delivered or sent to Deutsche Bank Securities Inc., 60 Wall Street, 10th Floor, New York, New York 10005, Attention: Syndicate Manager, with a copy, in the case of any notice pursuant to Section 7, to Deutsche Bank Securities Inc., 60 Wall Street, 10th Floor, New York, New York 10005, Attention: General Counsel and with a copy to Jay L. Bernstein, Esq., Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166;  if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 535 Boylston Street, Boston, MA 02116, Attention:  Thomas C. Prendergast; and if to the Selling Stockholders, shall be sufficient in all respects if delivered or sent to the Representatives of the Selling Stockholders at Prudential Real Estate Investors, 8 Campus Drive, Parsippany, New Jersey 07054, Attention:  Robert M. Falzon.

SECTION 11.         Parties at Interest.  The Agreement herein set forth has been and is made solely for the benefit of the Underwriter, the Selling Stockholders and the Company and to the extent provided in Section 7 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this agreement.

SECTION 12.         Successors and Assigns.  This Agreement shall be binding upon the Underwriter, each of the Selling Stockholders and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s, each of the Selling Stockholder’s and the Underwriter’s respective businesses and/or assets.

SECTION 13.         Governing Law; Construction.  THIS AGREEMENT AND ANY CLAIM, COUNTERCLAIM OR DISPUTE OF ANY KIND OR NATURE WHATSOEVER ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT (“CLAIM”), DIRECTLY OR INDIRECTLY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

SECTION 14.         Submission to Jurisdiction.  EXCEPT AS SET FORTH BELOW, NO CLAIM MAY BE COMMENCED, PROSECUTED OR CONTINUED IN ANY COURT OTHER THAN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WHICH COURTS SHALL HAVE JURISDICTION OVER THE ADJUDICATION OF SUCH MATTERS, AND THE COMPANY CONSENTS TO THE JURISDICTION OF SUCH COURTS AND PERSONAL SERVICE WITH RESPECT THERETO.  THE COMPANY AND EACH OF THE SELLING STOCKHOLDERS HEREBY CONSENTS TO PERSONAL JURISDICTION, SERVICE AND VENUE IN ANY COURT IN WHICH ANY CLAIM ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT IS BROUGHT BY ANY THIRD PARTY AGAINST THE UNDERWRITER OR ANY INDEMNIFIED PARTY.  EACH OF THE UNDERWRITER, THE SELLING STOCKHOLDERS AND THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS AND AFFILIATES) WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT.  THE COMPANY AND EACH OF THE SELLING STOCKHOLDERS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON THE COMPANY AND THE SELLING STOCKHOLDERS AND MAY BE ENFORCED IN ANY OTHER COURTS TO THE JURISDICTION OF WHICH THE COMPANY AND THE SELLING STOCKHOLDERS ARE OR MAY BE SUBJECT, BY SUIT UPON SUCH JUDGMENT.

SECTION 15.         Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and each of the Selling Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriter, the Company and the Selling Stockholders in accordance with its terms.

Very truly yours,

HERITAGE PROPERTY INVESTMENT TRUST, INC.

By:	/s/Thomas C. Prendergast
Title: Chairman, President and Chief Executive Officer

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Kathleen A. Braheney
Title: Vice President

PIM FOREIGN INVESTMENTS, INC.

By:	/s/ Kathleen A. Braheney
Title: Authorized Person

ACCEPTED:

DEUTSCHE BANK SECURITIES INC.

By:	John Mehlman
Authorized Officer

By:	Keith Gertsen
Authorized Officer

Schedule A

ALLOCATION AMONG THE
COMPANY AND THE SELLING STOCKHOLDERS

	NUMBER OF FIRM SHARES	MAXIMUM NUMBER OF ADDITIONAL SHARES
THE COMPANY Heritage Property Investment Trust, Inc. 535 Boylston Street Boston, MA 02116 Attention: Thomas C. Prendergast	3,500,000	525,000

THE SELLING STOCKHOLDERS The Prudential Insurance Company of America c/o Prudential Real Estate Investors 8 Campus Drive Parsippany, New Jersey 07054 Attention: Robert M. Falzon	1,000,000	290,333

PIM Foreign Investments, Inc. c/o Prudential Real Estate Investors 8 Campus Drive Parsippany, New Jersey 07054 Attention: Robert M. Falzon	935,556	0

Total

Sch. A-1

Schedule B

SIGNIFICANT SUBSIDIARIES OF THE COMPANY

Bradley Operating Limited Partnership

Heritage Property Investment Limited Partnership

Heritage SPE LLC

Sch. B-1

Schedule C

NASD AFFILIATES OF THE SELLING STOCKHOLDERS

	File No.	CRD No.	Date of Registration
PRUCO Securities Corporation 751 Broad Street Newark, NJ 07102 973-367-5590	8-16402	5685	04/09/71

Prudential Equity Group, Inc. (formerly Prudential Securities Incorporated) 199 Water Street New York, NY 10292 212-214-5890	8-27154	07471	02/18/82

Prudential Investment Management Services LLC Three Gateway Center - 14th floor Newark, NJ 07102 973-802-8624	8-36540	18353	10/30/86

Hochman & Baker Securities, Inc. 425 Huel Road, Building 21 Northbrook, IL 60062 800-475-4244	8-37970	19949	8/6/87

American Skandia Marketing, Incorporated One Corporate Drive Shelton, CT 06484 800-628-6039	8-39058	21570	7/15/99
Wachovia/Prudential Financial Advisors, LLC Broker/Dealers Holding Company

Wachovia Securities, LLC 901 East Byrd Street Richmond, VA 23219 804-217-5528	8-37180	19616	5/30/03

Wachovia Securities Financial Network, LLC 901 East Byrd Street Richmond, VA 23219 804-217-5528	8-28721	11025	3/12/03

First Clearing LLC 10700 Wheat First Drive Glen Allen, VA 23060 804-217-5528	8-35158	17344	3/12/03

Wexford Clearing Services LLC One New York Plaza, 11th floor New York, NY 10292 212-778-7740	8-48636	39310	11/15/95

Sch C-1

Exhibit A

FORM OF OPINION OF COMPANY’S COUNSEL

(i)            The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

(ii)           The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

(iii)          The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction set forth in Schedule I.

(iv)          The authorized, issued and outstanding capital stock of the Company will, at the time of purchase and giving effect to the issuance of the Firm Shares under the Underwriting Agreement, be as set forth in the attached Schedule (except for subsequent issuances, if any, pursuant to the Underwriting Agreement or pursuant to reservations, agreements, equity incentive plans or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and, to our knowledge, none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising under the Maryland  General Corporation Laws, the Charter or bylaws of the Company or any written agreement.

(v)           Heritage Property Investment Limited Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware.  Bradley Operating Limited Partnership (together with Heritage Investment Limited Partnership, the “Operating Partnerships”) is validly existing as a limited partnership in good standing under the laws of the State of Delaware.

(vi)          Each of the Operating Partnerships has partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

(vii)         Each of the Operating Partnerships is duly qualified as a foreign partnership to transact business and is in good standing in each jurisdiction set forth in Schedule II.

(ix)           Each Subsidiary is validly existing as a partnership, corporation or LLC in good standing under the laws of the jurisdiction of its organization, has partnership, corporate or LLC power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign partnership, corporation or LLC to transact business and is in good standing in each jurisdiction set forth in Schedule III; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding shares of beneficial interest or capital stock or partnership or LLC interests of each Subsidiary has been duly authorized and validly issued (other than those listed in Schedule IV), is fully paid and nonassessable and, with respect to the shares of beneficial interest or capital stock, partnership and LLC interests owned by the Company, another Subsidiary and/or certain affiliated entities, are owned by the Company, another Subsidiary (including the Operating Partnerships) and/or certain affiliated entities free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except that the capital stock, partnership and LLC interests of those Subsidiaries set forth on Schedule V have been pledged to Fleet National Bank as security for the Company’s line of credit.

(x)            The Underwriting Agreement was duly authorized, executed and delivered by the Company.

(xi)           We have been informed by the Commission that the Registration Statement has been declared effective under the Act.  Any required filing of the Prospectus Supplement pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b).  To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(xii)          Each part of the Registration Statement, when such part became effective, and the Prospectus and any amendment or supplement to the Registration Statement and the Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial data derived therefrom included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the Act and the Exchange Act.  The Company is eligible to use Form S-3 and the documents incorporated by reference in the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission complied as to form in all material respects with the requirements of the Act and the Exchange Act (other than the financial statements and supporting schedules and other financial data derived therefrom included therein or omitted therefrom, as to which we express no opinion).

(xiii)         The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the New York Stock Exchange.

(xiv)        To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which is required to be disclosed in the Prospectus other than those described or referred to therein and the descriptions thereof or references thereto are correct in all material respects, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder.

(xv)         The information in the Prospectus Supplement under “Description of Our Capital Stock,” “Restrictions on Ownership of Capital Stock” and “Material United States Federal Income Tax Considerations Relating to the Taxation of the Company” and in the Registration Statement under Item 34, to the extent that it constitutes matters of law, summaries of legal matters, the Company’s charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters.

(xvi)        To our knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws or partnership or LLC agreement or similar documents and no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is filed as an exhibit to the Registration Statement.

(xvii)       No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency under federal, Massachusetts or Maryland law (other than under the Act, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or for the offering, issuance, sale or delivery of the Shares.

(xviii)      The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and compliance by the Company with its obligations under the Underwriting Agreement do not and will not, (A) whether with or without the giving of notice or lapse of time or both, constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Underwriting Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to those agreements set forth in Schedule IV (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect) or (B) result in any violation of the provisions of the charter or by-laws or partnership or LLC agreement or similar documents of the Company or any Subsidiary.  The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and compliance by the Company with its obligations under the Underwriting Agreement (other than the performance of the Company’s indemnification or contribution obligations thereunder, concerning which no opinion is expressed) do not and will not violate any applicable federal, Massachusetts or Maryland law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

(xix)         To our knowledge, except as disclosed in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

(xx)          The Company is not an “investment company” as such term is defined in the 1940 Act.

(xxi)         For all taxable years commencing with the taxable year ended December 31, 1999, the Company has been organized and has operated in conformity with the requirements for qualification as a REIT under the Code and the Company’s current organization and proposed method of operation (as described in the Prospectus Supplement and a certificate of representations provided by an officer of the Company in connection with the opinion) will enable the Company to continue to so qualify.

(xxii)        Heritage Property Investment Limited Partnership is and has been properly treated as a partnership or as an entity disregarded as separate from the Company for federal income tax purposes throughout the period from and after July 1, 1999 through the date hereof.

(xxiii)       Bradley Operating Limited Partnership is and has been properly treated as a partnership for federal income tax purposes and not as a corporation or as an association taxable as a corporation, throughout the period from September 18, 2000, through the date hereof.

Such counsel shall also confirm that it is not aware of any contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be filed as exhibits to, or described in, the Registration Statement that have not been so filed with the Commission or that are not described accurately in all material respects in the Registration Statement, as the case may be.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriter and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and such counsel has not made any independent investigation thereof, on the basis of the information that was developed during the course thereof, considered in light of such counsel’s understanding of applicable law and the experience such counsel has gained through its practice thereunder, such counsel shall advise you that no facts have come to its attention which lead such counsel to believe that (i) on the effective date of the Registration Statement or any amendment thereto, the Registration Statement or any amendment thereto (except with respect to the financial statements and related notes and schedules and other financial data derived therefrom included therein or omitted therefrom, as to which such counsel need not express any belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) at the date of the Prospectus, at the date of any amended or supplemented prospectus or at the time of purchase, the Prospectus or any amendment or supplement thereto (except with respect to the financial statements and related notes and schedules and other financial data derived therefrom included therein or omitted therefrom, as to which such counsel need not express any belief), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.  Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

Exhibit B

FORM OF OPINION OF SELLING STOCKHOLDER’S COUNSEL

(i)            The Selling Stockholder is validly existing in good standing under the laws of the State of               and has corporate power and authority to enter into and perform its obligations under the Underwriting Agreement and the Custody Agreement.

(ii)           No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of any federal or New York court or governmental authority or agency (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we express no opinion) is necessary or required to be obtained by the Selling Stockholder for the performance by such Selling Stockholder of its obligations under the Underwriting Agreement or in the Custody Agreement, or in connection with the offer, sale or delivery of the Shares to be purchased by the Underwriter.

(iii)          The Custody Agreement has been duly executed and delivered by the Selling Stockholder and constitutes the legal, valid and binding agreement of such Selling Stockholder.

(iv)          The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(v)           Each Attorney-in-Fact has been duly authorized by the Selling Stockholder to deliver the Shares on behalf of the Selling Stockholder in accordance with the terms of the Power of Attorney and Custody Agreement.

(vi)          The execution, delivery and performance of the Underwriting Agreement and the Custody Agreement and the sale and delivery of the Shares and the consummation of the transactions contemplated in the Underwriting Agreement, Custody Agreement, and Registration Statement and compliance by the Selling Stockholder with its obligations under the Underwriting Agreement and the Custody Agreement have been duly authorized by all necessary action on the part of the Selling Stockholder and do not and will not result in a violation of the provisions of the charter or by-laws or trust agreement of the Selling Stockholder or any New Jersey law, judgment or order known to us of any New Jersey governmental agency or body having jurisdiction over the Selling Stockholder or any administrative or court decree known to us affecting the  Selling Stockholder or any of its properties.

(vii)         At the time of purchase or any additional time of purchase of the Shares to be sold by the Selling Stockholder, delivery to the Custodian of certificates representing such Shares, each such certificate indorsed by an effective endorsement to Cede & Co. (“Cede”), as nominee of the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede and crediting of such Shares by DTC by book-entry to the securities account of the Underwriter, and assuming that neither DTC nor Cede nor the Underwriter has notice of any “adverse claim” (within the meaning of Sections 8-102 and 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares (i) DTC will be a “protected purchaser” of such Shares, within the meaning of Section 8-303 of the UCC; and (ii) under Section 8-501 of the UCC, the Underwriter will acquire securities entitlements to such Shares to its account and, under Section 8-502 of the UCC, an action based on an “adverse claim” (as defined in Section 8-102 of the UCC) to such Shares, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Underwriter with respect to such security entitlements.

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Exhibit C

FORM OF LOCK-UP LETTER AGREEMENT

Heritage Property Investment Trust, Inc.

535 Boylston Street

Boston, MA 02116

Common Stock

($0.001 Par Value)

December     , 2003

DEUTSCHE BANK SECURITIES INC.

60 Wall Street, 10th Floor

New York, New York 10005

Ladies and Gentlemen:

The undersigned, [a stockholder]/[an officer and/or director] of Heritage Property Investment Trust, Inc., a Maryland corporation (the “Company”), understands that Deutsche Bank Securities Inc. (the “Underwriter”) and [                      ], propose to enter into a Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).  In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriter that, during a period of [   ] days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of the Underwriter, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Very truly yours,

Signature:

Print Name:

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Exhibit D

OFFICER’S CERTIFICATE

1.                                       The representations and warranties of the Company as set forth in this Agreement are true and correct as of the time of purchase and, if applicable, the additional time of purchase.

2.                                       The Company has performed all of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be.

3.                                       The condition set forth in paragraph 5(a) of this Agreement has been met.

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